 Exhibit 2

J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-1440

Commercial Mortgage Pass-Through Certificates, Series 2021-1440

Report To:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

JPMorgan Chase Bank, National Association

18 February 2021

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

J.P. Morgan Chase Commercial Mortgage Securities Corp.
JPMorgan Chase Bank, National Association
383 Madison Avenue
New York, New York 10179

Re:	J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-1440 (the “Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2021-1440 (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined herein) relating to the Issuing Entity’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, JPMorgan Chase Bank, National Association (“JP Morgan”), on behalf of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”), provided us with the following information, as applicable, for the Mortgage Loan:

a.	Certain electronic data files (the “Borrower Operating Statement Data Files”) prepared by the Mortgage Loan borrower(s) containing revenue and expense information relating to the historical three year period (the “Historical 3 Year Period”) for the Collateral Property (as defined herein) that secures the Mortgage Loan,
b.	An electronic file with JP Morgan’s calculation of the physical occupancy rate for the Historical 3 Year Period (the “Historical Occupancy File”) for the Collateral Property that secures the Mortgage Loan,
c.	Copies of the:
i.	Most recent real estate tax bills (the “Tax Bills”) and
ii.	Most recent insurance review file (the “Insurance Review File”)

for the Collateral Property that secures the Mortgage Loan,

d.	An asset summary report (the “ASR”),
e.	The most recent electronic borrower rent roll file (the “Borrower Rent Roll File”) for the Collateral Property that secures the Mortgage Loan,

f.	The lease abstracts (the “Lease Abstracts”), lease agreements (the “Leases”) and/or estoppels (the “Estoppels,” together with the Lease Abstracts and Leases, the “Lease Documents”) relating to the tenants at the Collateral Property that secures the Mortgage Loan,
g.	An underwritten rent roll (the “Underwritten Rent Roll”) for the Collateral Property that secures the Mortgage Loan,
h.	An electronic underwriting file (the “Underwriting File”) prepared by JP Morgan containing:
i.	The revenue and expense information for the Historical 3 Year Period and
ii.	The underwritten revenue and expense information for the underwritten period (the “Underwritten Period”)

for the Collateral Property that secures the Mortgage Loan,

i.	Instructions, assumptions and methodologies (the “Underwriting Instructions and Adjustments”) used to prepare the information on the ASR, Underwritten Rent Roll, Underwriting File and/or Tenant Billing Schedules (as defined herein), which were included as footnotes to the Underwriting File and/or were separately provided in e-mail or other written correspondence from JP Morgan and
j.	Instructions, assumptions and methodologies, which are described in Attachment A.

JP Morgan, on behalf of the Depositor, provided us with the tenant billing schedule and any supplemental information prepared by the Mortgage Loan borrower(s) (each, a “Tenant Billing Schedule”) relating to the tenants at the Collateral Property that secures the Mortgage Loan.

For the purpose of the procedures described in this report, the Borrower Operating Statement Data Files, Historical Occupancy File, Tax Bills, Insurance Review File, Borrower Rent Roll File, Lease Documents and Tenant Billing Schedules are hereinafter collectively referred to as the “Source Documents.”

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Source Documents, ASR, Underwritten Rent Roll, Underwriting File, Underwriting Instructions and Adjustments and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the ASR (as applicable), Underwritten Rent Roll or Underwriting File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents, ASR (as applicable), Underwriting Instructions and Adjustments or any other information provided to us, or that we were instructed to obtain, by the Depositor or JP Morgan, on behalf of the Depositor, upon which we relied in forming our findings. We performed no procedures to compare any information contained in any Source Document or ASR (as applicable) to any information contained in any other Source Document or ASR (as applicable). Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loan, (b) the ability of any Mortgage Loan borrower(s) to repay the Mortgage Loan, (c) questions of legal or tax interpretation and (d) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor or JP Morgan, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	The value of the collateral securing the Mortgage Loan,
ii.	Whether the originator(s) of the Mortgage Loan complied with federal, state or local laws or regulations or
iii.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

18 February 2021

Attachment A Page 1 of 4

Background

For the purpose of the procedures described in this report, the Depositor indicated that the assets of the Issuing Entity will primarily consist of a floating rate commercial mortgage loan (the “Mortgage Loan”) secured by a first priority mortgage lien on a commercial property (the “Collateral Property”).

Procedures performed and our associated findings

Operating Statement Comparison and Recalculation Procedures

1.	Using:
a.	Information on the Borrower Operating Statement Data Files and
b.	The Underwriting Instructions and Adjustments

for the Mortgage Loan, we compared, or recalculated and compared:

i.	The effective gross revenue or total revenues,
ii.	Total expenses and
iii.	Net operating income or net cash flow

for the Historical 3 Year Period that is shown in the Source Document(s) listed above (as applicable) to the corresponding information on the Underwriting File. We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to:

a.	Omit non-cash and non-recurring revenues and expenses that are shown on the Borrower Operating Statement Data Files from the comparison of the information that is shown on the Underwriting File and
b.	Use a materiality threshold of +/- 3%, calculated as a percentage of the value as shown in the Source Document(s) listed above (as applicable).

Historical Occupancy Comparison Procedures

2.	Using information on the Historical Occupancy File for the Mortgage Loan, we compared the physical occupancy rate for the Historical 3 Year Period on the Historical Occupancy File to the corresponding physical occupancy rate on the Underwriting File. We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to use an absolute materiality threshold of +/- 0.5%.

Attachment A Page 2 of 4

Cashflow Reimbursement Comparison Procedures

3.	Using:
a.	Information on the Tenant Billing Schedules and
b.	The Underwriting Instructions and Adjustments

for the Mortgage Loan, we compared the cash flow reimbursements for the five largest tenants (by underwritten base rent revenue) at the Collateral Property that secures the Mortgage Loan, as shown in the Source Document(s) listed above (as applicable), to the corresponding underwritten cash flow reimbursements on the Underwritten Rent Roll or Underwriting File. We provided the JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to use a materiality threshold of +/- 10%, calculated as a percentage of the value as shown in the Source Document(s) listed above (as applicable), which is also below $10,000.

Supporting Expense Comparison and Recalculation Procedures

4.	Using:
a.	Information in the Tax Bills and
b.	Information on the Insurance Review Files

for the Mortgage Loan, we compared the tax expense and insurance expense amounts for the Underwritten Period, as shown in the Source Document(s) listed above (as applicable), to the corresponding information on the Underwriting File. We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to only identify differences where the tax expense and insurance expense amounts in the Source Document(s) listed above (as applicable) exceeded a -5% and -$10,000 variance from the corresponding amounts on the Underwriting File and that were not explained in the Underwriting Instructions and Adjustments.

Attachment A Page 3 of 4

Lease Expiration and Termination Comparison Procedures

5.	Using:
a.	Information in the Lease Abstracts,
b.	Information in the Leases,
c.	Information on the Borrower Rent Roll File and
d.	Information in the Estoppels

for the Collateral Property that secures the Mortgage Loan, we compared:

i.	The lease expiration date only for the tenants (ordered, from largest to smallest, by the underwritten base rent revenue of each tenant) that comprise 80% of the aggregate underwritten base rent revenue, as shown on the Underwritten Rent Roll, at the Collateral Property that secures the Mortgage Loan and
ii.	The lease early termination options for the ten largest tenants (by underwritten base rent revenue) at the Collateral Property that secures the Mortgage Loan,

all as shown in the Source Document(s) listed above (as applicable), to the corresponding information on the Underwritten Rent Roll (or ASR if the lease early termination options are not shown on the Underwritten Rent Roll). We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of the lease expiration date comparison procedures, the Depositor instructed us to use a materiality threshold of +/- 31 days.

Underwritten Cashflow Comparison and Recalculation Procedures

6.	Using:
a.	Information on the Underwriting File,
b.	Information in the Source Documents,
c.	Information in the ASR,
d.	Information on the Underwritten Rent Roll and
e.	The Underwriting Instructions and Adjustments

for the Mortgage Loan, we recalculated and compared the underwritten revenue and expense line items on the Underwriting File. We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to use a materiality threshold for each underwritten revenue and expense line item of +/- 3%, calculated as a percentage of the value as shown on the Underwriting File, which is also below $25,000.

Attachment A Page 4 of 4
7.	Subsequent to the performance of the procedures described in the preceding Items, JP Morgan, on behalf of the Depositor, provided us with an updated ASR, Underwritten Rent Roll and Underwriting File, as applicable, for the Mortgage Loan, which in certain cases included updated Underwriting Instructions and Adjustments. As instructed by the Depositor, we compared the results of the recalculations or comparisons for the Mortgage Loan that are described in the preceding Items to the corresponding information on the updated ASR, Underwritten Rent Roll or Underwriting File, as applicable. All such compared information was in agreement. Attached as Exhibit 1 to Attachment A is a schedule for the Mortgage Loan (the “AUP Findings Schedule”), which contains the primary Source Documents for the Mortgage Loan that were used to perform the procedures described in the preceding Items above and the results of the comparison procedures described in the preceding two sentences of this Item.

Exhibit 1 to Attachment A

AUP Findings Schedule

1440 Broadway

The following Items 1. to 6. refer to the procedures described in Attachment A:

Item	Description of the Procedures	Primary Source Document(s) Used	Findings
OPERATING STATEMENT COMPARISON AND RECALCULATION PROCEDURES
1	Compare, or recalculate and compare, the (i) effective gross revenue or total revenues, (ii) total expenses and (iii) net operating income or net cash flow information on the Borrower Operating Statement Data Files for the Historical 3 Year Period to the corresponding information on the Underwriting File. Identify any variance above a 3% threshold.	Borrower Operating Statement Data Files and Underwriting Instructions and Adjustments	No Exceptions Noted
HISTORICAL OCCUPANCY COMPARISON PROCEDURES
2	Compare the physical occupancy rate for the Historical 3 Year Period on the Historical Occupancy File to the physical occupancy rates on the Underwriting File. Identify any variance above a 0.5% threshold.	Historical Occupancy File	No Exceptions Noted
CASHFLOW REIMBURSEMENT COMPARISON PROCEDURES
3	Compare the cash flow reimbursements for the top five tenants (by underwritten base rent revenue) on the Tenant Billing Schedules to the corresponding underwritten cash flow reimbursements on the Underwritten Rent Roll or Underwriting File. Identify any variance above a 10% and $10,000 threshold.	Tenant Billing Schedule and Underwriting Instructions and Adjustments	No Exceptions Noted
SUPPORTING EXPENSE COMPARISON AND RECALCULATION PROCEDURES
4	Compare the tax expense and insurance expense amounts on the Tax Bills or Insurance Review File to the corresponding amounts for the Underwritten Period on the Underwriting File. Identify any variance above a -5% and -$10,000 threshold.	Tax Bills and Insurance Review Files	No Exceptions Noted
LEASE EXPIRATION AND TERMINATION COMPARISON PROCEDURES
5	Compare the lease expiration date (only for the tenants (ordered by underwritten base rent revenue of each tenant) that comprise 80% of the aggregate underwritten base rent revenue) and lease early termination options (for the top ten tenants by underwritten base rent revenue) that are shown in the Lease Abstracts, Leases, Estoppels or Borrower Rent Roll Files to the corresponding information on the Underwritten Rent Roll (or ASR if the lease early termination options are not shown on the Underwritten Rent Roll). Identify any variance above a 31-day threshold.	Lease Abstracts, Leases, Estoppels and Borrower Rent Roll Files	No Exceptions Noted
UNDERWRITTEN CASHFLOW COMPARISON AND RECALCULATION PROCEDURES
6	Using the information on the Underwriting File, Source Documents, ASRs, Underwritten Rent Roll and the Underwriting Instructions and Adjustments (footnotes), recalculate the underwritten revenue and expense line items that are shown on the Underwriting File. Identify any variance above a 3% and $25,000 threshold.	Underwriting File, Source Documents, ASRs, Underwritten Rent Roll and Underwriting Instructions and Adjustments	No Exceptions Noted
**N/A: Not Applicable